                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  (X)
Filed by a Party other than the Registrant   (  )

Check the appropriate box:

(  )  Preliminary Proxy Statement            (  )  Confidential, for Use of the
(  )  Definitive Proxy Statement                   Commission Only (as permitted
(X)   Definitive Additional Materials              by Rule 14c-6(e)(2)
(  )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                                EQ Advisors Trust

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                (Name of Registrant as Specified in Its Charter)
        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)     No fee required.
(  )    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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(4)     Proposed maximum aggregate value of transaction:

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(5)     Total fee paid:

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(  )    Fee paid with preliminary materials.

(  )    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:

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        (2)      Form, Schedule or Registration Statement No.:

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        (3)      Filing Party:

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        (4)      Date Filed:

                                    Version 1


                                 EQUITABLE LIFE

Hello. My name is __________. May I speak with ______? I'm calling on behalf of your (Life Insurance Policy) (Annuity Policy) with Equitable Life Assurance Society. Briefly, I wanted to be sure you received the proxy information for the special meeting of Policyholders to be held on April 14, 2000. Has that arrived?

If yes:

Have you had a chance to return that yet?

If yes:

For whatever reason, that vote is not yet registered. Would you like to place a vote right now over the telephone?

If yes:

Would you life to register a vote along with the recommendations of the Board of Trustees?

If yes:

I am recording your _________ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip that we'll be mailing your confirm to?

If yes:

Thank you for your time and have a good ______________.

                                    Version 2

                                 EQUITABLE LIFE

Hello. My name is __________. May I speak with ______? I'm calling on behalf of your (Life Insurance Policy) (Annuity Policy) with Equitable Life Assurance Society. Briefly, I wanted to be sure you received the proxy information for the special meeting of Policyholders to be held on April 14, 2000. Has that arrived?

If yes:

Have you had a chance to return that yet?

If no:

Did you know that you can vote your shares over the telephone instead of returning the card?

If yes:

Would you be interested in casting a vote now?

If yes:

Would you like to register a vote along with the recommendations of the Board?

If yes:

I am recording your _________ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip that we'll be mailing your confirm to?

If yes or no:

Thank you for your time and have a good ______________.

                                    Version 3

                                 EQUITABLE LIFE

Hello. My name is __________. May I speak with ______? I'm calling on behalf of your (Life Insurance Policy) (Annuity Policy) with Equitable Life Assurance Society. Briefly, I wanted to be sure you received the proxy information for the special meeting of Policyholders to be held on April 14, 2000. Has that arrived?

If yes:

Have you had a chance to return that yet?

If no:

Did you know that you can vote your shares over the telephone instead of returning the card?

If no:

Would you be interested in casting a vote now?

If no:

If you could return your vote in the mail or phone it in, it would be appreciated.

                                    Version 4

                                 EQUITABLE LIFE

Hello. My name is __________. May I speak with ______? I'm calling on behalf of your (Life Insurance Policy) (Annuity Policy) with Equitable Life Assurance Society. Briefly, I wanted to be sure you received the proxy information for the special meeting of Policyholders to be held on April 14, 2000. Has that arrived?

If no:

Would you like us to mail you another proxy card? Do you live at (check address)? I'll mail that today.

Thank you for your time and have a good ____________.

                                    Version 5

                                 EQUITABLE LIFE

Hello. My name is __________. May I speak with ______? I'm calling on behalf of your (Life Insurance Policy) (Annuity Policy) with Equitable Life Assurance Society. Briefly, I wanted to be sure you received the proxy information for the special meeting of Policyholders to be held on April 14, 2000. Has that arrived?

If yes:

Have you had a chance to return that yet?

If no:

Did you know that you can vote your shares over the telephone instead of returning the card?

If yes:

Would you like to register a vote along with the recommendations of the Board?

If yes:

I am recording your _________ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip that we'll be mailing your confirm to?


If yes or no:

Thank you for your time and have a good ____________.

                                    Version 6

                                 EQUITABLE LIFE

Hello. My name is __________. May I speak with ______? I'm calling on behalf of your (Life Insurance Policy) (Annuity Policy) with Equitable Life Assurance Society. Briefly, I wanted to be sure you received the proxy information for the special meeting of Policyholders to be held on April 14, 2000. Has that arrived?

If yes:

Have you had a chance to return that yet?

If no:

Did you know that you can vote your shares over the telephone instead of returning the card?

If yes:

Would you like to register a vote along with the recommendations of the Board?

If no:

Would you like to review the proposals?

If no:

If you could return your vote in the mail or phone it in, it would be appreciated.

                                    Version 7

                                 EQUITABLE LIFE

Hello. My name is __________. May I speak with ______? I'm calling on behalf of your (Life Insurance Policy) (Annuity Policy) with Equitable Life Assurance Society. Briefly, I wanted to be sure you received the proxy information for the special meeting of Policyholders to be held on April 14, 2000. Has that arrived?

If yes:

Have you had a chance to return that yet?

If no:

Did you know that you can vote your shares over the telephone instead of returning the card?

If yes:

Would you like to register a vote along with the recommendations of the Board?

If no:

Would you like to review the proposals?

If yes (briefly):

I am recording your _________ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip that we'll be mailing your confirm to?

If yes or no:

Thank you for your time and have a good ______________.

                                    Version 8

                                 EQUITABLE LIFE

Hello. My name is __________. May I speak with ______? I'm calling on behalf of your (Life Insurance Policy) (Annuity Policy) with Equitable Life Assurance Society. Briefly, I wanted to be sure you received the proxy information for the special meeting of Policyholders to be held on April 14, 2000. Has that arrived?

If yes:

Have you had a chance to return that yet?

If yes:

For whatever reason, that vote is not yet registered. Would you like to place a vote right now over the telephone?

If no:

If you could return your vote in the mail or phone it in, it would be appreciated.

                                    Version 9

                                 EQUITABLE LIFE

Hello. My name is __________. May I speak with ______? I'm calling on behalf of your (Life Insurance Policy) (Annuity Policy) with Equitable Life Assurance Society. Briefly, I wanted to be sure you received the proxy information for the special meeting of Policyholders to be held on April 14, 2000. Has that arrived?

If yes:

Have you had a chance to return that yet?

If yes:

For whatever reason, that vote is not yet registered. Would you like to place a vote right now over the telephone?

If yes:

Would you like to register a vote along with the recommendations of the Board of Trustees?

If no:

Would you like to review the proposals?

If no:

If you could return your vote in the mail or phone it in, it would be appreciated.

                                   Version 10

                                 EQUITABLE LIFE

Hello. My name is __________. May I speak with ______? I'm calling on behalf of your (Life Insurance Policy) (Annuity Policy) with Equitable Life Assurance Society. Briefly, I wanted to be sure you received the proxy information for the special meeting of Policyholders to be held on April 14, 2000. Has that arrived?

If yes:

Have you had a chance to return that yet?

If yes:

For whatever reason, that vote is not yet registered. Would you like to place a vote right now over the telephone?

If yes:

Would you like to register a vote along with the recommendations of the Board of Trustees?

If no:

Would you like to review the proposals?

If yes (briefly):

I am recording your _________ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip that we'll be mailing your confirm to?

If yes or no:

Thank you for your time and have a good ______________.

                                   Version 11

                                 EQUITABLE LIFE

Hello. My name is __________. May I speak with ______? I'm calling on behalf of your (Life Insurance Policy) (Annuity Policy) with Equitable Life Assurance Society. Briefly, I wanted to be sure you received the proxy information for the special meeting of Policyholders to be held on April 14, 2000. Has that arrived?

If yes:

Have you had a chance to return that yet?

If yes:

For whatever reason, that vote is not yet registered. Would you like to place a vote right now over the telephone?

If yes:

Would you life to register a vote along with the commendations of the Board of Trustees?

If yes:

I am recording your _________ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip that we'll be mailing your confirm to?

If no:

Thank you for your time and have a good _________.

Q.       Why is Equitable making changes to the management fees?

A. The current fee structure of the Trust has inconsistencies in management fee levels among certain portfolios with similar investment styles. This is due in large part to the historical development of the Trust and the combination of the HRT and EQAT trusts.

         Equitable's primary objectives in formulating the fee proposal were to establish a new fee structure that would be:

         o consistent across portfolios within specific asset classes;

         o competitive with similar funds in the current variable fund universe; and

         o appropriate to support the additional commitment of Equitable resources needed to manage EQAT.

Q.       Which portfolios will be impacted by the change in management fees?

A. Effective on May 1, 2000, there will be a management fee decrease for six portfolios and a management fee increase for 20 of the equity and balanced portfolios.

---------------------------------------------------------------------------- ------------------------------
                          Management Fee Increase                               Management Fee Decrease
---------------------------------------------------------------------------- ------------------------------
Alliance Aggressive Stock              EQ/Putnam International Equity        Alliance Equity Index
-------------------------------------- ------------------------------------- ------------------------------
Alliance Balanced                      EQ/Putnam Investors Growth            Alliance International
-------------------------------------- ------------------------------------- ------------------------------
Alliance Common Stock                  Lazard Large Cap Value*               Alliance Small Cap Growth
-------------------------------------- ------------------------------------- ------------------------------
Alliance Cons. Investors               Merrill Lynch Basic Value Equity      EQ/Evergreen
-------------------------------------- ------------------------------------- ------------------------------
Alliance Global                        MFS Emerging Growth Cos.              EQ/Evergreen Foundation
-------------------------------------- ------------------------------------- ------------------------------
Alliance Growth Investors              MFS Growth with Income                Lazard Small Cap Value
-------------------------------------- ------------------------------------- ------------------------------
Alliance Growth & Income               MFS Research
-------------------------------------- ------------------------------------- ------------------------------
Capital Guardian International         T. Rowe Price Equity Income
-------------------------------------- ------------------------------------- ------------------------------
EQ/Putnam Balanced*                    T. Rowe Price Int'l Stock*
-------------------------------------- ------------------------------------- ------------------------------
EQ/Putnam Growth & Inc. Value*         Warburg Pincus Small Co. Value*
-------------------------------------- ------------------------------------- ------------------------------

*Management fee increase waived for a period of time through July 31, 2001.

Q.       Which portfolios will be subject to the management fee waiver?

A. EQ/Putnam Balanced, EQ/Putnam Growth & Income Value, Lazard Large Cap Value, T. Rowe Price International Stock and Warburg Pincus Small Co. Value.

Q.       Which portfolios will NOT be impacted by a change in management fee?

A. There will be no change in the current management fees for all five of the Trust's fixed income portfolios and the following nine equity portfolios: EQ/Alliance Premier Growth, BT Equity 500 Index, BT International Equity Index, BT Small Company Index, Calvert Socially Responsible, Capital Guardian Research, Capital Guardian U.S. Equity, Merrill Lynch World Strategy and Morgan Stanley Emerging Markets Equity.

         While these portfolios will not be affected by a change in the current management fee, all of the Trust's portfolios (except the index portfolios) will benefit by a new management fee breakpoints structure. The implementation of breakpoints provides for a reduction in the management fees as portfolios hit certain asset levels.

For example: MFS Emerging Growth Companies

Management Fee under the New Management Agreement (as a percent of average daily net assets)

                  First $1.0 Billion:       0.65%
                  Next $1.0 Billion:        0.60%
                  Next $3.0 Billion:        0.575%
                  Next $5.0 Billion:        0.550%
                  Thereafter:               0.525%

Q.       What are the changes to breakpoints?

A. Breakpoints have been added to 23 of the portfolios. Over time, as assets grow in each portfolio, the effect of these breakpoints will be lower costs to the variable life and annuity clients with money invested in them. The breakpoint structure for 10 of the old HRT portfolios will be adapted to that of the corresponding EQAT funds.

Q.       What about other expenses in addition to investment management fees?

A. Typically, a new fund will incur higher administrative expenses than those of a larger, more established fund. As such, for 26 of the Trust's portfolios, expense caps were put in place to limit the total fund operating expenses that each portfolio would pay during its start-up period. Expense caps will remain in place for an additional year to ensure that each portfolio's total expense ratio remains competitive; for certain portfolios, this will mean a moderate reduction or increase in the current level of expenses.

Q. Where can we find a comparison of the current and proposed fee changes for each portfolio?

A. See Table I of the Proxy Statement for detailed information on the current and new fee structures.

Q.       Which advisers will be added to the new multiple adviser portfolios?

A. Effective May 1, 2000, MFS will become an additional adviser with and manage a portion of the Alliance Aggressive Stock portfolio. Capital Guardian is expected to become an additional adviser and will manage a portion of the Alliance Balanced portfolio. Also, the new multiple adviser structure will allow us to add more advisers to each of these portfolios in the future.

Q. Given the new multiple adviser structure, will there be a change the portfolio names?

A. Yes, the name of the Alliance Aggressive Stock and Alliance Balanced portfolios will be changed to EQ/Aggressive Stock and EQ/Balanced portfolios, respectively.

Q. Will there be a change in the way we report historical performance for the Trust portfolios?

A. No, there is no change in the historical performance record of the portfolios.